Notes Payable	12 Months Ended
Dec. 31, 2012
Notes Payable [Abstract]
NOTES PAYABLE
14.	NOTES PAYABLE

Outstanding notes payable consist of (all amounts in thousands):

	2012	2011
Senior Debt - Term Loan	$8,519	$10,807
Senior Debt - Real Estate Loan	1,804	1,929
Subordinated Term Loan	8,500	8,500
Total	18,823	21,236
Less: Unamortized debt issuance costs	(695)	(669)
Less: Current portion of notes payable, including current portion of unamortized debt discount	(9,734)	(1,592)
Notes payable, net of current portion	$8,394	$18,975

Debt issuance costs will be amortized to interest expense using the effective interest method over the life of the loan.

Senior Debt

CTI has two loans payable to TD Bank, NA (“TD Bank”); a Term Loan and a Real Estate Loan, that were originally entered into on December 19, 2008, and which were amended twice during 2012 to modify certain financial and non-financial covenants required by these loans.

The Term Loan is payable in monthly principal installments of $148,000 along with monthly interest payments as described below, plus a one-time principal payment of $6.7 million due at maturity in December 2013.

Interest payments on 60% of the Term Loan’s principal balance are hedged using a pay-fixed, receive-variable interest rate swap to reduce exposure to changes in cash payments caused by changes in interest rates on the Term Loan. See Note 18 for details on the interest rate swap. Interest on the 60% interest rate-swapped portion of the Term Loan is payable monthly and determined based on 1-month LIBOR, plus a margin percentage that is based on financial performance. The total interest rate on the swapped portion of the Term Loan was 6.53% at December 31, 2012 and 2011. Interest on the remaining 40% of the Term Loan is also payable monthly and is determined based on 1-month LIBOR (subject to a 2% interest rate floor) plus a margin percentage that is based on financial performance. At December 31, 2012, the total interest rate on the portion of the Term Loan that was not subject to an interest rate hedging relationship was 6.0%. The Term Loan is collateralized by all of the assets of CTI (except CTI’s equity interests in CTSAS, of which only 65% is collateral of the Term Loan) and is guaranteed by Cyalume. The Term Loan requires various restrictive financial and nonfinancial covenants, such as a maximum leverage ratio, debt service coverage ratio and limitations on capital expenditures and dividends, with which we are in compliance as of December 31, 2012.

The Real Estate Loan is payable in monthly principal installments of $10,000, along with monthly interest payments as described below, plus a one-time principal payment of $1.7 million due at maturity in December 2013.

Interest payments on the Real Estate Loan principal balance are hedged using a pay-fixed, receive-variable interest rate swap to reduce exposure to changes in cash payments caused by changes in interest rates on the Real Estate Loan. See Note 18 for details on the interest rate swap. Interest is payable monthly and is determined based on 1-month LIBOR plus a margin percentage that is based on financial performance. The Real Estate Loan’s total interest rate at December 31, 2012 was 6.42% and 2011. The Real Estate Loan is secured by a mortgage of the real property (land and building) located in West Springfield, MA, and is guaranteed by Cyalume. The Real Estate Loan requires various restrictive financial and nonfinancial covenants, such as a maximum leverage ratio, debt service coverage ratio and limitations on capital expenditures and dividends, with which we are in compliance as of December 31, 2012.

The TD Bank line of credit (see Note 13), the Term Loan and the Real Estate Loan are senior in payment priority to all other notes payable and lines of credit.

Subordinated Term Loan

On July 29, 2010 we issued a Subordinated Term Loan of $8.5 million to Granite Creek Partners Agent, LLC (“Granite Creek”) that matures March 19, 2014. Interest is payable monthly beginning September 1, 2010 at a rate of 11% per annum. No principal payments are required until maturity. We have the right to prepay the loan in whole or in part at any time without penalty. The Subordinated Term Loan ranks junior to all debt held by TD Bank, N.A. but senior to all other remaining long-term debt including existing and future subordinated debt. The Subordinated Term Loan is convertible at any time by Granite Creek into 2,666,667 shares of common stock at a conversion price of approximately $3.19 per share. No portion of the Subordinated Term Loan has been converted to our common stock. Our common stock’s closing market price on December 31, 2012 was $2.10 per share; therefore the loan’s if-converted value of approximately $5.6 million is less than their unpaid principal balance by $2.9 million as of December 31, 2012. We determined that the convertible notes’ conversion feature was not a beneficial conversion feature under U.S. GAAP.

Simultaneous with the issuance of the Subordinated Term Loan, we issued warrants to repay certain costs of obtaining the convertible notes. The warrants allow the holder to purchase 160,000 shares of common stock at $1.50 per share through July 19, 2018. In accordance with U.S. GAAP, we allocated a portion of the $8.5 million gross proceeds from the issuance of the loan to the warrants based on the relative fair values of the debt instrument without the warrants and of the warrants themselves at time of issuance. The portion of the proceeds so allocated to the warrants ($207,000) was recorded as a debt discount and an increase to additional paid-in capital on our consolidated balance sheet. The warrant’s fair value was increased by $94,000 in 2012 due to (i) a decrease in the exercise price of the warrants and (ii) an extension of the term of the warrant. The $301,000 debt discount is being amortized to interest expense using the effective interest method over the life of the convertible notes.

The carrying value of the Subordinated Term Loan is as follows (all amounts in thousands):

	2012	2011
Principal amount of loan	$8,500	$8,500
Less: unamortized debt discount	(622)	(635)
	$7,878	$7,865

Interest costs for the Subordinated Term Loan are as follows (all amounts in thousands):

	2012	2011
Contractual interest coupon rate	$951	$948
Amortization of related debt discount	308	225
Total interest recognized	$1,259	$1,173
Effective interest rate	16.0%	15.1%

Other Subordinated Third-Party Debt

We had a note payable that was entered into in December 2008 with Rodman & Renshaw, LLC (“Rodman”). Principal and accrued interest payable on this note payable totaled approximately $2.2 million as of June 30, 2011. On June 30, 2011, we entered into a securities exchange agreement with Rodman in which Rodman agreed to accept, subject to certain conditions being met, 483,046 shares of our common stock as payment in full of all principal and accrued interest on this note. The transaction closed in July 2011.

Future Minimum Payments

As of December 31, 2012, future minimum payments due for notes payable for each of the five succeeding years and beyond are as follows (all amounts in thousands):

Year Ending December 31,
2013	$10,323
2014	8,500
2015	0
2016	0
2017	0
Thereafter	0
$18,823

Amortization of the debt discount was $368,000 and $294,000 for the years ended December 31, 2012 and 2011, respectively.